File No. 2-57653

                                            Filed Pursuant to Rule 497(e) of the
                                            Securities Act of 1933


                                                                  August 7, 2009



   Supplement to the May 1, 2009 Class A, Class B, Class C and Class Y Shares
                  Prospectuses for Pioneer Tax Free Income Fund


The following replaces the second paragraph in the section entitled "Principal Investment Strategies":

The fund may invest in securities of any maturity. The fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare, education and transportation segments of the municipal bond market. The fund also may invest up to 20% of its assets in industrial development bonds.


The following supplements the section entitled "Market segment risks":

To the extent the fund invests in issuers of securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare, education and transportation segments of the municipal bond market, the fund may be subject to risks associated with such segments. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. In addition, gas utility companies have, in the recent past, been adversely affected by disruptions in the oil industry, increased concentration and increased competition. The electric utilities segment has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last few years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include the availability and cost of fuel, the availability and cost of capital, the effects of conservation on energy demand, the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, and opposition to nuclear power. The telephone segment is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry. Public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds. In addition, lack of water supply due to insufficient rain, run-off, or snow pack has, in the past, had an adverse effect on the water segment of the municipal bond market. Further, the water utility segment is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. Companies in the healthcare segment are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies and the value of their securities. The profitability of companies in the healthcare sector may be affected by extensive government regulation and reform, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and patient care, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies depend on patent protection. The expiration of patents may adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The education segment can be significantly affected by declining applicant pools, changes in student enrollment, decreases in state and federal financial aid to students, declines in endowment contributions and decreases in endowment portfolio values. Companies in the transportation segment can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect transportation companies.



                                                                   23344-00-0809
                                        (C) 2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC